UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 02, 2023

AvidXchange Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40898	86-3391192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1210 AvidXchange Lane
Charlotte, North Carolina		28206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 560-9305

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AVDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed for the sole purpose of updating a hyperlink. This amendment on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of AvidXchange Holdings, Inc. (which is referred to below as the “Company”) filed on August 2, 2023 (the “Original Report”). This Amendment updates the hyperlink to the Exhibit 99.1, Press release issued by AvidXchange Holdings, Inc. dated August 2, 2023, filed with the Original Report. The full text of the Original Report is repeated in this Amendment for convenience, but has not been modified from the text of the Original Report except solely to correct the hyperlink described above.

The Company is filing this report in accordance with Items 2.02 and 9.01 of Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2023, AvidXchange Holdings, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished under Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press release issued by AvidXchange Holdings, Inc. dated August 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AvidXchange Holdings, Inc.

Date:	September 1, 2023	By:	/s/ Joel Wilhite
Joel Wilhite Chief Financial Officer